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                                   EXHIBIT 21
                                   ----------

                         SUBSIDIARIES OF THE REGISTRANT


                                                                             JURISDICTION
NAME                                                                       OF INCORPORATION
----                                                                       ----------------

The Town and Country Holding Corporation                                       Delaware
The Town and Country Holding Corporation II                                    Delaware

                PARTNERSHIPS OF WHICH THE REGISTRANT, DIRECTLY OR
                        INDIRECTLY, IS A GENERAL PARTNER


                                                                                  JURISDICTION
         NAME                                                                   OF INCORPORATION
         ----                                                                   ----------------

         The TC Operating Limited Partnership                                        Maryland
         The TC Property Company                                                     Maryland
         The TC Property Company II                                                  Maryland
         The TC-Hallfield Company                                                    Maryland
         The TC-Ridgeview Company                                                    Maryland
         The TC-East Company                                                         Maryland
         The TC-Harford Company                                                      Maryland
         The TC-North Company                                                        Maryland
         The TC-Northeast Company                                                    Maryland
         The TC-Versailles Company                                                   Maryland
         The TC-Charlesmont Company                                                  Maryland
         The TC-Hollows Company                                                      Maryland
         The TC-Laurel Company                                                       Maryland
         The TC-Montgomery Company                                                   Maryland
         The TC-Montpelier Company                                                   Maryland
         The TC-South Company                                                        Maryland
         The TC-Foxhaven Company                                                     Maryland
         The TC-West/Greensview Company                                              Maryland
         The TC-Woodmoor Company                                                     Maryland
         The TC-Allentown Company                                                    Maryland
         The TC-Harrisburg East Company                                              Maryland
         The TC-Emmaus Company                                                       Maryland
         The TC-Hanover Company                                                      Maryland
         The TC-Harrisburg Company                                                   Maryland
         The TC-Lancaster East Company                                               Maryland
         The TC-Lancaster West Company                                               Maryland
         The TC-York Company                                                         Maryland

                                                                                JURISDICTION
         NAME                                                                 OF INCORPORATION
         ----                                                                 ----------------

         The TC-University Heights Company                                           Maryland
         The TC-Barton's Crossing Company                                            Maryland
         The TC-Glen Company                                                         Maryland
         The TC-Fox Run Company                                                      Maryland
         The TC-McNair Farms Company                                                 Maryland
         The TC-Rolling Hills Company                                                Maryland
         The TC-Stonegate Company                                                    Maryland
         The TC-Christina Mill Company                                               Maryland
         The TC-Carlyle Station Company                                              Maryland
         The TC-Windermere Lakes Company                                             Maryland
         The TC-Twelve Oaks Company                                                  Maryland
         The TC-Kirkman Company                                                      Maryland
         The TC-McIntosh Company                                                     Maryland
         The TC-Perico Company                                                       Maryland

        LIMITED LIABILITY COMPANIES OF WHICH THE REGISTRANT, DIRECTLY OR
                             INDIRECTLY, IS A MEMBER

                                                                                JURISDICTION
         NAME                                                                 OF INCORPORATION
         ----                                                                 ----------------

         The Town and Country Holding Company, LLC                                   Delaware
         The Town and Country Holding Company II, LLC                                Delaware
         The TC-Avalon Company, LLC                                                  Delaware
         The TC-Courts Company, LLC                                                  Delaware
         The TC-Excalibur Company, LLC                                               Delaware
         The TC-Lionsgate Company, LLC                                               Delaware